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                                                                    EXHIBIT 24.1




                                 CONSENT OF COUNSEL


     We hereby consent to the reference to us in the prospectus constituting part of Pre-Effective Amendment No. 6 to this Registration Statement for Heartland Communications & Management, Inc. under the caption "Legal Matters."



                                                       DUNCAN, BLUM & ASSOCIATES

Bethesda, Maryland
February 13, 1998